UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2011

El Paso Pipeline Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33825	26-0789784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 420-2600

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    On September 20, 2011, El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”), a wholly owned subsidiary of El Paso Pipeline Partners, L.P. (the “Partnership”), successfully completed the issuance and sale of  $500 million aggregate principal amount of its 5.0% Senior Notes due 2021 (the “Notes”).  The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-165679).

    The Notes are governed by an indenture dated as of March 30, 2010 (the “Base Indenture”) between the Operating Company and HSBC Bank USA, National Association, as Trustee (the “Trustee”), as amended and supplemented by the third supplemental indenture dated as of September 20, 2011 (the “Third Supplemental Indenture”) by and among the Operating Company, the Partnership and the Trustee, setting forth the specific terms applicable to the Notes.  The Base Indenture, as amended and supplemented by the Third Supplemental Indenture, is referred to herein as the “Indenture.”

    Interest on the Notes will accrue from September 20, 2011 and will be payable semiannually on April 1 and October 1 of each year, commencing on April 1, 2012. The Notes will mature on October 1, 2021.

    The Operating Company may, at its option, redeem all or part of the Notes at any time prior to three months before their maturity date at a price equal to the greater of 100% of the principal amount of the Notes being redeemed and a make-whole price, in each case plus accrued and unpaid interest. At any time beginning three months before the maturity date of the Notes, the Operating Company may, at its option, redeem all or part of the Notes at a price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest.  The Notes are the Operating Company’s senior unsecured obligations and rank effectively junior to all secured debt to the extent of the value of the collateral securing such debt. The Notes rank equally in right of payment with all of the Operating Company’s unsecured debt that is not by its terms subordinated to the Notes, and senior to any subordinated debt that the Operating Company may incur. The Notes and the guarantee of the Notes by the Partnership will effectively rank junior to all obligations of the subsidiaries of the Operating Company.

    The Indenture contains covenants that will limit the ability of the Operating Company, and its subsidiaries to, among other things, create liens or enter into sale-leaseback transactions.  The Indenture does not restrict the Operating Company or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity.  The Indenture requires the Operating Company to offer to repurchase the Notes at an offer price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of repurchase in the event that the Partnership experiences a change of control together with a rating decline with respect to the Notes, each condition as further defined in the Indenture.  Events of default under the Indenture include, with respect to the Notes:

●	default in the payment of any interest upon the Notes when due and payable that continues for 30 days;

●	default in the payment of principal of or premium, if any, on the Notes when due at its maturity or by declaration of acceleration, call for redemption or otherwise;

●
default in the performance, or breach, of any covenant set forth in the Indenture (other than a covenant a default in the performance of which or the breach of which is specifically dealt with in the Indenture or which has expressly been included in the Indenture solely for the benefit of another series of securities) that continues for 60 days after there has been given written notice, by registered or certified mail, from the Trustee or holders of at least 25% in principal amount of the Notes outstanding specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

●	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Company or the Partnership;

●	default in the deposit of any sinking fund payment when due; or

●	the failure of any guarantee required with respect to the Notes to be in full force and effect, except as provided in the Indenture or by the terms of the Notes.

    If an event of default occurs and is continuing with respect to the Notes, the Trustee or the holders of not less than 25% in principal amount of the Notes outstanding may declare the principal amount of the Notes and all accrued and unpaid interest to be due and payable. Upon such a declaration, the principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Operating Company occurs and is continuing, the principal amount of the Notes outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any holders of the Notes. Under certain circumstances, the holders of a majority in principal amount of the Notes outstanding may rescind any such acceleration with respect to the Notes and its consequences.

    The description of the Base Indenture and Third Supplemental Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and Third Supplemental Indenture, incorporated herein by reference from Exhibits 4.1 and 4.2 hereof, respectively.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

Exhibit 4.1
 Indenture, dated March 30, 2010, between El Paso Pipeline Partners Operating Company, L.L.C. and HSBC Bank USA, National Association (incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (File No. 001-33825) on April 5, 2010).

Exhibit 4.2#	Third Supplemental Indenture, dated September 20, 2011, by and among El Paso Pipeline Partners Operating Company, L.L.C., El Paso Pipeline Partners, L.P. and HSBC Bank USA, National Association.
   _________________
   # Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:  September 21, 2011.

EXHIBIT LIST

Exhibit Number	Description

Exhibit 4.1
 Indenture, dated March 30, 2010, between El Paso Pipeline Partners Operating Company, L.L.C. and HSBC Bank USA, National Association (incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (File No. 001-33825) on April 5, 2010).

Exhibit 4.2#	Third Supplemental Indenture, dated September 20, 2011, by and among El Paso Pipeline Partners Operating Company, L.L.C., El Paso Pipeline Partners, L.P. and HSBC Bank USA, National Association.
   _________________
   # Filed herewith.